EXHIBIT 10.29

MASTER REVOLVING NOTE

MAXIMUM AMOUNT Up to $400,000.00	NOTE DATE March 10, 2021	MATURITY DATE March 10, 2023

On the Maturity Date, stated above, for value received, VIVAKOR MIDDLE EAST LLC., a limited liability company formed under the laws of Qatar (“The Company”), promises to pay, to the order of Triple T LLC, a limited liability company formed under the laws of Qatar, or his nominee (“Holder”), at a place designated by the Holder, the sum of all Advances (as defined below) up to the principal amount FOUR HUNDRED THOUSAND DOLLARS ($400,000.00), or so much of said sum as has been advanced and is then outstanding hereunder, together with interest thereon as hereafter set forth. This Master Revolving Note, as may be amended or supplemented from time to time, shall be referred to herein as the “Note”. The Company and Holder may each be referred to herein as the “Parties.” Whereas the parties prior to this note had entered into a lending relationship with advances to the Company by the Holder as set forth in Exhibit A, and shall set forth the relationship to be governed by this Master Revolving Note between the Parties going forward.

This Note shall not bear interest.

From time to time, the Company may request, and Holder may, in its sole discretion, approve an advance (each an “Advance”) under this Note; provided that the amount of the Advance, together with all other advances under the Note, shall not exceed the maximum amount set forth above.

The principal amount payable under this Note shall be the sum of all advances made by the Holder to or at the request of the undersigned, less principal payments actually received in cash by the Holder. The books and records of the Company shall be the best evidence of the principal amount owing at any time under this Note and shall be conclusive absent manifest error. At no time shall the Holder be under any obligation to make any advances to the undersigned pursuant to this Note (notwithstanding anything expressed or implied in this Note or elsewhere to the contrary, including without limit if the Holder supplies the undersigned with a borrowing formula) and the Holder, at any time and from time to time, without notice, and in its sole discretion, may refuse to make advances to the undersigned without incurring any liability due to this refusal and without affecting the undersigned's liability under this Note for any and all amounts advanced.

General Payment Provisions. All payments of principal and interest on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Holder may designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Qatar are authorized or required by law or executive order to remain closed.

Optional Prepayment. At any time, upon receiving the written consent of the Holder, the Company may pre-pay this Note without penalty and, upon such prepayment in full, the Holder shall have no further rights under this Note, including no rights of conversion.

Defaults and Remedies.

(a)               Events of Default. An “Event of Default” means: (i) a default for five (5) days in payment of principal or interest on this Note; (ii) failure by the Company to comply with any material provision of this Note; (iii) the Company, pursuant to or within the meaning of any Bankruptcy Law (as defined herein): (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian (as defined herein) of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (iv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company for all or substantially all of its property; or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for sixty (60) days. “Bankruptcy Law” means any similar Federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

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(b)               Remedies. If an Event of Default occurs and is continuing, the Holder, may declare all of this Note to be due and payable immediately. The Holder shall have all rights available to it at law or in equity. Upon the occurrence of an Event of Default, the interest on this Note shall immediately accrue at the Default Rate. The Holder, may assess reasonable attorneys’ fees, paralegals’ fees and costs and expenses incurred or anticipated by the Holder in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Company hereunder, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder at law, in equity, or under this Note. In connection with the Holder’s rights hereunder upon an Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder, may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law.

Lost or Stolen Note. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of Qatar, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Qatar for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Indemnity and Expenses. The Company agrees:

(a)       To indemnify and hold harmless the Holder and each of its partners, employees, agent and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, attorneys’ fees and expenses) in any way arising out of or in connection with this Note; and

(b)       To pay and reimburse the Holder upon demand for all costs and expenses (including, without limitation, attorneys’ fees and expenses) that the Holder may reasonably incur in connection with (i) the exercise or enforcement of any rights or remedies (including, but not limited to, collection) granted hereunder or otherwise available to it (whether at law, in equity or otherwise), or (ii) the failure by the Company to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Note, the repayment of any or all of the principal or interest owed pursuant hereto, and the termination of this Note.

Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity.

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Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Notice. Notice shall be given to each party at the address indicated in the preamble or at such other address as provided to the other party in writing.

[signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Note to be executed on and as of the Issuance Date.

THE COMPANY:

VIVAKOR MIDDLE EAST LLC

By: /s/ Matthew Nicosia

Name: Matthew Nicosia

Title: Chief Executive Officer

HOLDER:

TRIPLE T LLC

By: /s/ Garen Kolajian

Name: Garen Kolajian

Title: President

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EXHIBIT A

ADVANCE SCHDEULE

Period	Amount of Advance	Amount of Payment	Balance Owing
As of March 10, 2021	$295,543.48	-	$295,543.48

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